SOFTCARE EC.COM, INC.


                                STOCK OPTION PLAN


                                 SEPTEMBER 2000













Approved by the Board of
Directors on October 19 2000.

Approved by the Shareholders
on November 10 2000.

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                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

ARTICLE 1 DEFINITIONS AND INTERPRETATION.......................................3
   1.1   Definitions...........................................................3
   1.2   Choice of Law.........................................................6
   1.3   Headings..............................................................6

ARTICLE 2......................................................................6

PURPOSE AND PARTICIPATION......................................................6
   2.1   Purpose...............................................................6
   2.2   Participation.........................................................6
   2.3   Notification of Award.................................................7
   2.4   Copy of Plan..........................................................7
   2.5   Limitation............................................................7

ARTICLE 3......................................................................8

TERMS AND CONDITIONS OF OPTIONS................................................8
   3.1   Board to Issue Shares.................................................8
   3.2   Number of Shares......................................................8
   3.3   Term of Option........................................................8
   3.4   Termination of Option.................................................8
   3.5   Exercise Price........................................................9
   3.6   Additional Terms.....................................................10
   3.7   Assignment of Options................................................10
   3.8   Adjustments..........................................................11
   3.9   Vesting..............................................................11
   3.10  Hold Period..........................................................11
   3.11  Designation of Award.................................................11

ARTICLE 4.....................................................................12

EXERCISE OF OPTION............................................................12
   4.1   Exercise of Option...................................................12
   4.2   Issue of Share Certificates..........................................12
   4.3   Condition of Issue...................................................12
   4.4   Taxes................................................................12

ARTICLE 5.....................................................................13

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ADMINISTRATION................................................................13
   5.1   Administration.......................................................13
   5.2   Interpretation.......................................................13
   5.3   Special Rules Applicable to Administration...........................13

ARTICLE 6.....................................................................13

AMENDMENT AND TERMINATION.....................................................13
   6.1   Prospective Amendment................................................13
   6.2   Retrospective Amendment..............................................14
   6.3   Regulatory Authority Approval........................................14
   6.4   Disinterested Shareholder Approval...................................14
   6.5   Termination..........................................................14
   6.6   Information..........................................................14
   6.7   Agreement............................................................14

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                                STOCK OPTION PLAN
                                -----------------


                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS

As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms will have the meanings set forth below:

         (a) "Administrator" means, initially, the Secretary of the Company and thereafter will mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time;

         (b) "Associate" has the meaning given to it in Policy 1.1 of the CDNX Corporate Finance Manual;

         (c) "Award Date" means the date on which the Board awards a particular Option;

         (d) "Board" means the board of directors of the Company, or any committee thereof to which the board of directors of the Company has delegated the power to administer and grant Options under the Plan;

         (e)      "Cause" means:

                  (i) Cause as such term is defined in the written employment agreement or contact between the Company and the Employee or the Consultant;

                  (ii) in the event there is no written employment agreement between the Company and the Employee or Consultant, or Cause is not defined in such written agreement, the usual meaning of just cause under the common law or the laws of the jurisdiction in which the Employee or Consultant is employed;

                  (iii) in the case of Directors, termination of position of Director as a result of (1) ceasing to meet the qualifications set forth in section 114 of the Company Act, R.S.B.C. 1996, c.62; or (2) a special resolution having been passed by the members of the Company pursuant to subsection 130(3) of the Company Act, R.S.B.C. 1996, c.62; or (3) an order made by any Regulatory Authority having jurisdiction to so order; or

                  (iv) in the case of an Employee or Consultant, termination of its position as a result of an order made by any Regulatory Authority having jurisdiction to so order;

         (f)      "CDNX" means the Canadian Venture Exchange;

         (g)      "Company" means Softcare EC.com, Inc.;

         (h) "Consultant" means an individual (or a company wholly owned by individuals) who:

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                  (i)      provides ongoing consulting services to the Company
                           or a subsidiary of the Company under a written contract;

                  (ii) possesses technical, business or management expertise of value to the Company or a subsidiary of the Company;

                  (iii) spends a significant amount of time and attention on the business and affairs of the Company or a subsidiary of the Company; and

                  (iv) has a relationship with the Company or a subsidiary of the Company that enables the individual to be knowledgeable about the business and affairs of the Company;

         (i) "Director" means any individual holding the office of director or senior officer of the Company or a subsidiary of the Company to whom stock options can be granted in reliance on a prospectus exemption under applicable Securities Laws;

         (j) "Disability" means that an Option Holder is permanently unable to carry out the responsibilities and functions of the position held by the Option Holder by reason of any medically determinable physical or mental impairment. An Option Holder will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion;

         (k) "Discounted Market Price" has the meaning given to it in Policy 1.1 of the CDNX Corporate Finance Manual;

         (l)      "Employee" means an individual who:

                  (i) is considered an employee of the Company or a subsidiary of the Company under the INCOME TAX ACT (Canada) (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);

                  (ii) works full-time for the Company or a subsidiary of the Company providing services normally provided by an employee and who is subject to the same control and direction by the Company or a subsidiary of the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

                  (iii) works for the Company or a subsidiary of the Company on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company or a subsidiary of the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source;

         (m) "Exercise Notice" means the notice respecting the exercise of an Option, in the form set out as Schedule "B" hereto, duly executed by the Option Holder;

         (n) "Exercise Period" means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date;

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         (o)      "Exercise Price" means the price at which an Option may be exercised as determined in accordance with paragraph 3.5;

         (p) "Expiry Date" means the date determined in accordance with paragraph 3.3 and after which a particular Option cannot be exercised;

         (q) "Insider" has the meaning given to it in the SECURITIES ACT (British Columbia);

         (r) "Investor Relations Activities" has the meaning given to it in Policy 1.1 of the CDNX Corporate Finance Manual;

         (s) "Market Price" means the last closing price of the Company's Shares before the issuance of the required news release disclosing the grant of an Option, subject to the exceptions provided for in Policy 1.1 of the CDNX Corporate Finance Manual;

         (t) "Option" means a stock option to acquire Shares, awarded to a Director, Employee or Consultant pursuant to the Plan;

         (u) "Option Certificate" means the certificate, in the form set out as Schedule "A" hereto, evidencing an Option;

         (v) "Option Holder" means a Director, Employee or Consultant or former Director, Employee or Consultant, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

         (w)      "Plan" means this stock option plan;

         (x)      "Personal Representative" means:

                  (i) in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

                  (ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder;

         (y) "Regulatory Authorities" means all stock exchanges, inter-dealer quotation networks and other organized trading facilities on which the Company's Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company;

         (z) "Securities Laws" means securities legislation, securities regulation and securities rules, as amended, and the policies, notices, instruments and blanket orders in force from time to time that are applicable to the Company;

         (aa) "Share" or "Shares" means, as the case may be, one or more common shares without par value in the capital stock of the Company; and

         (bb)     "Termination Date" means:

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                  (i)      in the case of the resignation of the Option Holder
                           as an Employee of the Company, the date that the Option Holder provides notice of his or her resignation as an Employee of the Company to the Company; or

                  (ii) in the case of the termination of the Option Holder's employment with the Company by the Company for any reason other than death or Disability, the date that the Company provides notice of termination of the Option Holder's employment to the Option Holder; or

                  (iii) in the case of the termination of the written contract of the Option Holder to provide consulting services to the Company, the date that one of the parties to the written contract provides notice of termination of the written contract to the other party.

1.2 CHOICE OF LAW

The Plan is established under, and the provisions of the Plan will be subject to and interpreted and construed in accordance with, the laws of the Province of British Columbia.

1.3 HEADINGS

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

                                   ARTICLE 2
                            PURPOSE AND PARTICIPATION

2.1 PURPOSE

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Employees and Consultants, to reward such of those Directors, Employees and Consultants as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such Directors, Employees and Consultants to acquire Shares as long term investments.

2.2 PARTICIPATION

The Board will, from time to time and in its sole discretion, determine those Directors, Employees and Consultants, if any, to whom Options are to be awarded. The Board may only grant options to an Employee or Consultant if such Employee or Consultant is a bona fide Employee or Consultant of the Company or a subsidiary of the Company. The Board may, in its sole discretion, grant the majority of the Options to Insiders of the Company. However, in no case will the issuance of Shares upon the exercise of Options granted under the Plan in any proposed or existing share compensation arrangement result in:

         (a) the number of Shares reserved for issuance pursuant to stock options granted to Insiders exceeding 10% of the Company's issued and outstanding share capital;

         (b) the issuance to Insiders, within a one year period, of a number of Shares exceeding 10% of the Company's issued and outstanding share capital;

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         (c)      the issuance to any one Insider and such Insider's Associates, within a one year period, of a number of shares exceeding 5% of the Company's issued and outstanding share capital;

         (d) the issuance to any one individual Director or Employee of a number of Shares exceeding 5% of the Company's issued and outstanding share capital at the time of granting;

         (e) the issuance to any one individual Director or Employee who is employed by the Company in Investor Relations Activities of a number of Shares exceeding 2% of the Company's issued and outstanding share capital at the time of granting;

         (f) the issuance to a Consultant of a number of Shares exceeding 2% of the Company's issued and outstanding share capital at the time of granting; or

         (g) the issuance to any one individual Director, Consultant or Employee of Options representing in excess of 840,000 Shares in one calendar year.

Furthermore, in no case will a Director or Employee be granted an Option where the number of Shares that may be purchased pursuant to that Option exceed, when added to the number of Shares available for purchase pursuant to Options previously granted to such Director or Employee which remain exercisable, 5% of the Company's issued and outstanding share capital as of the Award Date of the Option being granted. Likewise, in no case will a Consultant be granted an Option where the number of Shares that may be purchased pursuant to that Option exceed, when added to the number of Shares available for purchase pursuant to Options previously granted to such Consultant which remain exercisable, 2% of the Company's issued and outstanding share capital as of the Award Date of the Option being granted.

2.3 NOTIFICATION OF AWARD

Following the approval by the Board of the awarding of an Option, the Administrator will notify the Option Holder in writing of the award and will enclose with such notice the Option Certificate representing the Option so awarded.

2.4 COPY OF PLAN

Each Option Holder, concurrently with the notice of the award of the Option, will be provided with a copy of the Plan. A copy of any amendment to the Plan will be promptly provided by the Administrator to each Option Holder.

2.5 LIMITATION

The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Company, does not give any Option Holder that is an Employee the right to be or to continue to be employed by the Company and does not give any Option Holder that is a Consultant the right to be or continue to be retained by the Company as a consultant to the Company.

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                                   ARTICLE 3
                         TERMS AND CONDITIONS OF OPTIONS

3.1 BOARD TO ISSUE SHARES

The Shares to be issued to Option Holders upon the exercise of Options will be authorized and unissued Shares the issuance of which will have been authorized by the Board.

3.2 NUMBER OF SHARES

Subject to adjustment as provided for in paragraph 3.8 of the Plan, the number of Shares which will be available for purchase pursuant to Options granted under the Plan will not exceed 2,167,945 Shares (which number represents 20% of the issued and outstanding shares in the share capital of the Company). This number will include up to 1,230,000 Shares which may be issued upon the exercise of stock options (the "Existing Options") granted on an individual basis prior to the implementation of the Plan which, by the implementation of the Plan are deemed to have been re-granted under the Plan. Notwithstanding the foregoing, none of the terms and conditions of the Existing Options will be altered by their inclusion as Options under this Plan and are Existing Options to be exercisable by the holders thereof without further shareholder or regulatory approvals. If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Shares in respect of which Option expired or terminated will again be available for the purposes of the Plan.

3.3 TERM OF OPTION

Subject to paragraph 3.4, the Expiry Date of an Option will be the date so fixed by the Board at the time the particular Option is awarded, provided that such date will be no later than the fifth anniversary of the Award Date of such Option.

3.4 TERMINATION OF OPTION

Subject to such other terms or conditions that may be attached to Options granted hereunder, an Option Holder may exercise any vested portion or portions of an Option in whole or in part at any time or from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period will terminate and become null, void and of no effect as of 4:30 p.m. local time in Vancouver, British Columbia on the Expiry Date. The Expiry Date of an Option will be the earlier of the date so fixed by the Board at the time the Option is awarded and the date established, if applicable, in sub-paragraphs (a) to (d) below:

         (a)      DEATH OF OPTION HOLDER

                  In the event that the Option Holder should die while he or she is still a Director (if he or she holds his or her Option as a Director), an Employee (if he or she holds his or her Option as an Employee), or a Consultant (if he or she holds his or her Option as a Consultant), the Expiry Date for any vested portion or portions of the Option will be the first anniversary of the date of the Option Holder's death. The Expiry Date for any unvested portion of the Option will be the date of the Option Holder's death. In no case will the right to purchase Shares under an Option vest after the date of the Option Holder's death.

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         (b)      DISABILITY OF OPTION HOLDER

                  In the event that the Option Holder ceases to be a Director, Employee or Consultant by reason of Disability, the Expiry Date for any vested portion or portions of the Option will be six (6) months after the date of the Option Holder's Disability. The Expiry Date for any unvested portion of the Option will be the date of the Option Holder's Disability. In no case will the right to purchase Shares under an Option vest after the date of the Option Holder's Disability.

         (c)      CEASING TO HOLD OFFICE

                  In the event that the Option Holder holds his or her Option as a Director of the Company and such Option Holder ceases to be a Director of the Company other than by reason of death or Disability, the Expiry Date for any vested portion or portions of the Option will be, unless otherwise provided for in the Option Certificate, the 90th day following the date the Option Holder ceases to be a Director of the Company unless the Option Holder ceases to be a Director for Cause, in which case the Expiry Date will be the date the Option Holder ceases to be a Director of the Company. The Expiry Date for any unvested portion of the Option will be the date the Option Holder ceases to be a Director of the Company. In no case will the right to purchase Shares under an Option vest after the date the Option Holder ceases to be a Director of the Company.

         (d)      CEASING TO BE AN EMPLOYEE OR CONSULTANT

                  In the event that the Option Holder holds his or her Option as an Employee or Consultant of the Company and such Option Holder ceases to be an Employee or Consultant of the Company other than by reason of death or Disability, unless otherwise provided in the Option Certificate, the Expiry Date for any vested portion or portions of the Option will be the 30th day following the Termination Date unless the Employee or Consultant is terminated for Cause, in which case the Expiry Date will be the Termination Date. The Expiry Date for any unvested portion of the Option will be the Termination Date. In no case will the right to purchase Shares under an Option vest after the Termination Date.

Notwithstanding anything contained herein, in no case will an Option be exercisable later than the fifth anniversary of the Award Date of the Option.

3.5 EXERCISE PRICE

The price at which an Option Holder may purchase a Share upon the exercise of an Option will be as set forth in the Option Certificate issued in respect of such Option and in any event will not be less than the Discounted Market Price of the Company's Shares as of the Award Date.

Notwithstanding anything else contained herein,

         (a) in no case will the exercise price of an option be less than the minimum prescribed by each of the organized trading facilities as would apply to the Award Date in question;

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         (b)      the exercise price of an Option shall conform to the
                  requirements of Section 260.140.41 of Title 10 of the California Code of Regulations. Such section currently requires that the per Share exercise price of the Options be not less than 85% of the fair value of the Company's Shares as of the Award Date, or, in the case of Options granted to an Option Holder who, at the time of the grant of such Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, that the per Share exercise price be not less than one hundred ten percent (110%) of the fair value of the Company's Shares as of the Award Date;

         (c) in the case of options intended to qualify as "Incentive Stock Options" as that term is defined for purposes of the United States of America Internal Revenue Code of 1986, as amended, the per Share exercise price of the Options shall be not less than 100% of the fair value of the Company's Shares as of the Award Date, or, in the case of Incentive Options granted to an Option Holder who, at the time of the grant of such Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, not less than one hundred ten percent (110%) of the fair value of the Company's Shares as of the Award Date.

3.6 ADDITIONAL TERMS

Subject to all applicable Securities Laws of all applicable Regulatory Authorities, the Board may attach other terms and conditions to the grant of a particular Option, such terms and conditions to be referred to in a schedule attached to the Option Certificate. These terms and conditions may include, but are not necessarily limited to, the following:

         (a) providing that an Option expires on a date other than as provided for herein, provided that no Option shall expire more than 120 months after the Award Date, and no Option which is intended to qualify as "Incentive Stock Options" as that term is defined for purposes of the United States of America Internal Revenue Code of 1986, as amended and which is granted to an Option Holder who, at the time of the grant of such Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, shall expire more than five (5) years after the Award Date;

         (b) providing that a portion or portions of an Option vest after certain periods of time or upon the occurrence of certain events, or expire after certain periods of time or upon the occurrence of certain events;

         (c) providing that an Option be exercisable immediately, in full, notwithstanding that it has vesting provisions, upon the occurrence of certain events, such as a friendly or hostile takeover bid for the Company; and

         (d) providing that an Option issued to, held by or exercised by an Option Holder who is a citizen or resident of the United Sates of America, and otherwise meeting the statutory requirements, be treated as an "Incentive Stock Option" as that term is defined for purposes of the United States of America Internal Revenue Code of 1986, as amended, subject to the other provisions in this Plan concerning Incentive Stock Options.

3.7 ASSIGNMENT OF OPTIONS

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

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3.8 ADJUSTMENTS

Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, the per participant share limitation set forth in paragraph 2.2(g), the exercise price of each such outstanding Option, as well as any other terms that the Board determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board and its determination shall be final, binding and conclusive. Except as the Board determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option. No fractional shares will be issued upon the exercise of the Options and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional share, such Option Holder will have the right to purchase only the next lowest whole number of shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

3.9 VESTING

Options granted to Consultants providing Investor Relations services will vest in stages over 12 months with no more than 1/4 of the Options vesting in any three month period.

Options granted to Directors, Employees or Consultants, other than Consultants providing Investor Relations services, will vest fully over a minimum period of 18 months and a maximum period of 60 months, unless otherwise approved by the relevant Regulatory Authorities. Options issued to Employees who are not executive officers or Directors of the Company shall vest at the rate of at least 20% per year over five (5) years from the Award Date.

The vesting schedule for each Option granted will be set out in the Option Certificate.

3.10 HOLD PERIOD

In addition to any resale restrictions under Securities Laws, the Option and any Shares issued upon the exercise of the Option will be subject to a four month CDNX hold period from the Award Date of the Option. The Option, and the Shares, if applicable, will bear the following legend:

         "WITHOUT PRIOR WRITTEN APPROVAL OF THE CANADIAN VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [DATE]."

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3.11 DESIGNATION OF AWARD.

Each Option issued to a United States citizen or resident shall be designated in the Option Agreement either as an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by an Option Holder during any calendar year (under all plans of the Company or any Affiliate) exceeds U.S. $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the grant date of the relevant Option.

                                   ARTICLE 4
                               EXERCISE OF OPTION

4.1 EXERCISE OF OPTION

An Option may be exercised only by the Option Holder or the Personal Representative of the Option Holder. An Option Holder or the Personal Representative of an Option Holder may exercise any vested portion or portions of an Option in whole or in part at any time or from time to time during the Exercise Period up to 4:30 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to "Softcare EC.com, Inc." in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

4.2 ISSUE OF SHARE CERTIFICATES

As soon as practicable following the receipt of the Exercise Notice, the Administrator will cause to be delivered to the Option Holder a certificate for the Shares so purchased. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator will forward a new Option Certificate to the Option Holder concurrently with delivery of the Share Certificate for the balance of Shares available under the Option.

4.3 CONDITION OF ISSUE

The Options and the issue of Shares by the Company pursuant to the exercise of Options are subject to the terms and conditions of this Plan and compliance with the rules and policies of all applicable Regulatory Authorities to the granting of such Options and to the issuance and distribution of such Shares, and to all applicable Securities Laws. The Option Holder agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Company any information, reports or undertakings required to comply with, and to fully co-operate with, the Company in complying with such laws, regulations, rules and policies.

4.4 TAXES

No Shares shall be delivered under the Plan to any Option Holder or other person until such Option Holder or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, national, provincial, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the "disqualifying disposition" of Shares received on exercise of an "Incentive Stock Option" as that term is defined for purposes of the United States of America Internal Revenue Code of 1986. Upon exercise of an Option the Company shall withhold or collect from the Option Holder an amount sufficient to satisfy such tax obligations.

                                   ARTICLE 5
                                 ADMINISTRATION

5.1 ADMINISTRATION

The Plan will be administered by the Administrator on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations will form part of the Plan. The Board may delegate to the Administrator or any director or other senior officer or employee of the Company such administrative duties and powers as it may see fit.

5.2 INTERPRETATION

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto will be final and conclusive and will not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder will be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person will be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

5.3 SPECIAL RULES APPLICABLE TO ADMINISTRATION

To the extent the Company is subject to Section 162(m) of the United States of America Internal Revenue Code ("Section 162(m)"), grants of Options to persons who are or, in the discretion of the Board, may become the chief executive officer of the Company or one of the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the United States Securities Exchange Act of 1934, as amended, as determined for purposes of Section 162(m) (collectively, "Covered Employees") shall be made by a committee of the Board consisting of two or more "outside directors" as that term is defined in the regulations promulgated under
Section 162(m). Notwithstanding the foregoing, the Board retains the full powers set forth in paragraph 5.1 to the extent the Board determines that it is not in the best interests of the Company to comply with the "performance-based compensation" requirements of Section 162(m).


                                   ARTICLE 6
                            AMENDMENT AND TERMINATION

6.1 PROSPECTIVE AMENDMENT

The Board may from time to time amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Shares, or for any other purpose which may be permitted by all relevant laws, regulations, rules and policies provided always that any such amendment will not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment. To the extent necessary to comply with Securities Laws, the rules of Regulatory Authorities or laws or rules applicable to "Incentive Stock Options" as that term is defined for purposes of the United State of America Internal Revenue Code, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

6.2 RETROSPECTIVE AMENDMENT

The Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options that have been previously granted.

6.3 REGULATORY AUTHORITY APPROVAL

This Plan and any amendments hereto are subject to all necessary approvals of the applicable Regulatory Authorities.

6.4 DISINTERESTED SHAREHOLDER APPROVAL

Disinterested shareholder approval must be obtained for any reduction in the Exercise Price if the Option Holder is an Insider of the Company at the time of the proposed reduction.

6.5 TERMINATION

The Board may terminate the Plan at any time provided that such termination will not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination, which will continue to be governed by the provisions of the Plan. If not sooner terminated, the Plan shall automatically terminate ten years after the earlier of (1) the date the Plan is adopted by the Board or (2) the date the Plan is approved by shareholders of the Company.

6.6 INFORMATION

The Company shall provide to each Option Holder on an annual basis a copy of the annual financial report prepared by the Company's independent certified public accountants, or such other periodic financial report which conforms with Section
260.140.46 of Title 10 of the California Code of Regulations. The Company shall also provide to Option Holders who do not otherwise receive such materials, copies of all reports, proxy statements and other communications distributed to its security holders generally, and shall provide such materials no later than the time they are first sent or delivered to security holders.

6.7 AGREEMENT

The Company and every Option awarded hereunder will be bound by and subject to the terms and conditions of this Plan. By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Company to be bound by the terms and conditions of this Plan.

                                  SCHEDULE "A"
                                  ------------

WITHOUT PRIOR WRITTEN APPROVAL OF THE CANADIAN VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL ___________________.

                              SOFTCARE EC.COM, INC.
                              ---------------------

                                STOCK OPTION PLAN
                                -----------------

                               OPTION CERTIFICATE
                               ------------------


This Certificate is issued pursuant to the provisions of the Softcare EC.com, Inc. (the "Company") stock option plan (the "Plan") and evidences that ____________________________ is the holder (the "Option Holder") of an option (the "Option") to purchase up to ___________________ common shares (the "Shares") in the capital stock of the Company at a purchase price of Cdn. $_____________ per Share. Subject to the provisions of the Plan:

(a)      the Award Date of the Option is __________________________; and

(b)      the Expiry Date of the Option is __________________________.

The Option may be exercised at any time and from time to time from and including the Award Date up to 4:30 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator of the Plan an Exercise Notice, in the form attached as Schedule "B" to the Plan, together with this Certificate and a certified cheque or bank draft payable to "Softcare EC.com, Inc." in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised plus any amounts required to be withheld by the Company for foreign, national, provincial or local income and employment tax withholding obligations, as determined by the Administrator.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Option Holder hereby expressly agrees with the Company to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company will prevail.

The Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto.

The foregoing Option has been awarded this __________ day of ____________________, __________.



THE OPTION HOLDER ACKNOWLEDGES AND AGREES THAT NOTHING IN OPTION CERTIFICATE OR THE COMPANY'S STOCK OPTION PLAN SHALL CONFER UPON THE OPTION HOLDER ANY RIGHT WITH RESPECT TO CONTINUATION OF ITS EMPLOYMENT OR CONSULTING OR DIRECTORSHIP ARRANGEMENT, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTION HOLDER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTION HOLDER'S SERVICE, WITH OR WITHOUT CAUSE.


Softcare EC.com, Inc                         Acknowledged by Option Holder

Per:                                         By:
      ----------------------------------        --------------------------------
      Administrator, Stock Option Plan       Print Name:
                                                        ------------------------

                          OPTION CERTIFICATE - SCHEDULE
                          -----------------------------


The additional terms and conditions attached to the Option represented by this Option Certificate are as follows:

1.       [For U.S. taxpayers only]  This Option is an

____     Incentive Stock Option

____     Non-Qualified Stock Option

2.       [State Vesting Schedule]

3. [For Investor Relations Consultants or non-natural person consultants in the United States: The Option Holder understands that neither the grant of this Option nor the sale of the Shares upon exercise of this Option have been registered under the United States Securities Act of 1933, as amended (the "Act"), in reliance upon one or more exemptions from such registration requirements. No Shares will be issued on exercise unless the Company is satisfied that the conditions for such exemption(s) are satisfied. The Option Holder understands that the Shares purchased on exercise will be "restricted securities" and may not be resold unless such resale is subsequently registered under the Act, or is otherwise exempt from the Act. The Company has made no commitment to register the resale of such Shares. All Shares issued upon exercise shall bear the following restrictive legend or one substantially equivalent thereto, together with any other legends which may be required by Applicable Laws:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.]
4.

5.

6.

7.


Softcare EC.com, Inc                         Acknowledged by Option Holder

Per:                                         By:
      ----------------------------------        --------------------------------
      Administrator, Stock Option Plan       Print Name:
                                                        ------------------------

                                  SCHEDULE "B"
                                  ------------

                              SOFTCARE EC.COM, INC.
                              ---------------------

                                STOCK OPTION PLAN
                                -----------------

                          NOTICE OF EXERCISE OF OPTION
                          ----------------------------


TO:               The Administrator, Stock Option Plan
                  SOFTCARE EC.COM, INC.
                  Suite 107 - 980 West 1st Street
                  North Vancouver, British Columbia
                  V7P 3N4



The undersigned hereby irrevocably gives notice, pursuant to the Softcare EC.com, Inc. (the "Company") stock option plan (the "Plan"), of the exercise of the Option to acquire and hereby subscribes for (CROSS OUT INAPPLICABLE ITEM):

(a)      all of the Shares; or

(b)      __________________ of the Shares;

which are the subject of the Option Certificate attached hereto.

The undersigned tenders herewith a certified cheque or bank draft (CIRCLE ONE) payable to "Softcare EC.com, Inc." in an amount equal to the aggregate Exercise Price of the aforesaid Shares and directs the Company to issue the certificate evidencing said Shares in the name of the undersigned to be mailed to the undersigned at the following address:


                           -----------------------------------

                           -----------------------------------

                           -----------------------------------

                           -----------------------------------



DATED the _____ day of ____________________, ____________.


                                                  ___________________________
                                                  SIGNATURE OF OPTION HOLDER